Exhibit 99.1
Emerson Reports Second Quarter 2024 Results; Updates 2024 Outlook
ST. LOUIS (May 8, 2024) - Emerson (NYSE: EMR) today reported results1 for its second quarter ended March 31, 2024 and updated its full year outlook for fiscal 2024. Emerson also declared a quarterly cash dividend of $0.525 per share of common stock payable June 10, 2024 to stockholders of record on May 17, 2024.

(dollars in millions, except per share)	2023 Q2	2024 Q2	Change
Underlying Orders[2]			(1)%
Net Sales	$3,756	$4,376	17%
Underlying Sales[3]			8%
Pretax Earnings	$639	$652
Margin	17.0%	14.9%	(210) bps
Adjusted Segment EBITA[4]	$924	$1,139
Margin	24.6%	26.0%	140 bps
GAAP Earnings Per Share	$0.92	$0.87	(5)%
Adjusted Earnings Per Share[5]	$1.09	$1.36	25%
Operating Cash Flow	$575	$757	32%
Free Cash Flow	$513	$675	32%
Management Commentary
“Emerson's outstanding execution continued in the second quarter, with sales growth, margin expansion and earnings all exceeding expectations,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “Underlying orders met our low-single-digit growth expectations for the first half of fiscal 2024, supported by process and hybrid end markets. The strong performance and relentless focus on execution give us the confidence to update our full year 2024 outlook."

Karsanbhai continued, “Our second quarter performance, especially our gross margin performance, demonstrates the strength of our transformed portfolio and our Emerson Management System. We are well positioned to continue delivering differentiated solutions to our customers and creating value for our shareholders.”
2024 Outlook
The following tables summarize the fiscal year 2024 guidance framework. The 2024 outlook assumes approximately $500 million returned to shareholders through share repurchases and approximately $1.2 billion of dividend payments. Guidance figures are approximate.

	2024 Q3	2024
Net Sales Growth	11% - 12.5%	15% - 16%
Underlying Sales Growth	3% - 4.5%	5.5% - 6.5%
Earnings Per Share	$0.92 - $0.96	$2.98 - $3.08
Amortization of Intangibles	~$0.36	~$1.43
Restructuring and Related Costs	~$0.07	~$0.32
Loss on Copeland Equity Method Investment	~$0.02	~$0.19
Amortization of Acquisition-related Inventory Step-up	---	$0.38
Acquisition / Divestiture Fees and Related Costs	~$0.01	~$0.23
Divestiture Loss / (Gain), net	---	($0.03)
Discrete Tax Benefits	---	($0.10)
Adjusted Earnings Per Share	$1.38 - $1.42	$5.40 - $5.50
Operating Cash Flow		~$3.1B
Free Cash Flow		~$2.7B
1 Results are presented on a continuing operations basis.
2 Underlying orders does not include AspenTech.
3 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures.
4 Adjusted segment EBITA represents segment earnings less restructuring and intangibles amortization expense.

5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, the income/loss of Emerson's 40% share of Copeland, the amortization of acquisition-related inventory step-up, acquisition/divestiture gains, losses, fees and related costs, discrete tax benefits, an AspenTech Micromine purchase price hedge and write-offs associated with Emerson's Russia exit.
Conference Call
Today, beginning at 8:00 a.m. Central Time / 9:00 a.m. Eastern Time, Emerson management will discuss the second quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world's essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, www.Emerson.com/investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Colleen Mettler	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended March 31,		Six Months Ended March 31,

	2023	2024	2023	2024

Net sales	$3,756	$4,376	$7,129	$8,493
Cost of sales	1,955	2,092	3,708	4,293
SG&A expenses	1,000	1,296	2,030	2,573
Gain on subordinated interest	—	(79)	—	(79)
Other deductions, net	109	389	229	876
Interest expense, net	53	57	101	101
Interest income from related party[1]	—	(31)	—	(62)
Earnings from continuing operations before income taxes	639	652	1,061	791
Income taxes	134	149	232	156
Earnings from continuing operations	505	503	829	635
Discontinued operations, net of tax	265	—	2,267	—
Net earnings	770	503	3,096	635
Less: Noncontrolling interests in subsidiaries	(22)	2	(27)	(8)
Net earnings common stockholders	$792	$501	$3,123	$643

Earnings common stockholders
Earnings from continuing operations	$530	$501	$859	$643
Discontinued operations	262	—	2,264	—
Net earnings common stockholders	$792	$501	$3,123	$643

Diluted avg. shares outstanding	573.6	574.1	580.1	573.7

Diluted earnings per share common stockholders
Earnings from continuing operations	$0.92	$0.87	$1.48	$1.12
Discontinued operations	0.46	—	3.90	—
Diluted earnings per common share	$1.38	$0.87	$5.38	$1.12

	Quarter Ended March 31,		Six Months Ended March 31,

	2023	2024	2023	2024
Other deductions, net
Amortization of intangibles	$119	$273	$237	$547
Restructuring costs	19	30	29	113
Other	(29)	86	(37)	216
Total	$109	$389	$229	$876
[1] Represents interest on the Copeland note receivable.

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2023	Mar 31, 2024
Assets
Cash and equivalents	$8,051	$2,318
Receivables, net	2,518	2,877
Inventories	2,006	2,357
Other current assets	1,244	1,457
Total current assets	13,819	9,009
Property, plant & equipment, net	2,363	2,689
Goodwill	14,480	17,964
Other intangible assets	6,263	10,976
Copeland note receivable and equity investment	3,255	3,191
Other	2,566	2,611
Total assets	$42,746	$46,440

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$547	$3,155
Accounts payable	1,275	1,271
Accrued expenses	3,210	3,238
Total current liabilities	5,032	7,664
Long-term debt	7,610	7,614
Other liabilities	3,506	4,381
Equity
Common stockholders' equity	20,689	20,900
Noncontrolling interests in subsidiaries	5,909	5,881
Total equity	26,598	26,781
Total liabilities and equity	$42,746	$46,440

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Six Months Ended March 31,
	2023	2024
Operating activities
Net earnings	$3,096	$635
Earnings from discontinued operations, net of tax	(2,267)	—
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	523	846
Stock compensation	142	147
Amortization of acquisition-related inventory step-up	—	231
Gain on subordinated interest	—	(79)
Changes in operating working capital	(390)	(373)
Other, net	(227)	(206)
Cash from continuing operations	877	1,201
Cash from discontinued operations	(391)	(43)
Cash provided by operating activities	486	1,158

Investing activities
Capital expenditures	(121)	(159)
Purchases of businesses, net of cash and equivalents acquired	—	(8,342)
Proceeds from subordinated interest	15	79
Other, net	(76)	(68)
Cash from continuing operations	(182)	(8,490)
Cash from discontinued operations	2,916	1
Cash provided by (used in) investing activities	2,734	(8,489)

Financing activities
Net increase (decrease) in short-term borrowings	(31)	2,464
Proceeds from short-term borrowings greater than three months	395	99
Payments of long-term debt	(742)	(1)
Dividends paid	(603)	(600)
Purchases of common stock	(2,000)	(175)
AspenTech purchases of common stock	—	(129)
Other, net	(55)	(45)
Cash provided by (used in) financing activities	(3,036)	1,613

Effect of exchange rate changes on cash and equivalents	58	(15)
Increase (decrease) in cash and equivalents	242	(5,733)
Beginning cash and equivalents	1,804	8,051
Ending cash and equivalents	$2,046	$2,318

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended March 31,
	2023	2024	Reported	Underlying
Sales
Final Control	$992	$1,051	6%	7%
Measurement & Analytical	888	1,013	14%	16%
Discrete Automation	683	632	(8)%	(7)%
Safety & Productivity	361	365	1%	1%
Intelligent Devices	$2,924	$3,061	5%	6%

Control Systems & Software	623	687	11%	12%
Test & Measurement	—	367	—%	—%
AspenTech	230	278	21%	21%
Software and Control	$853	$1,332	56%	14%

Eliminations	(21)	(17)
Total	$3,756	$4,376	17%	8%

Sales Growth by Geography
Quarter Ended March 31,
Americas	4%
Europe	12%
Asia, Middle East & Africa	11%

Table 4 cont.

	Six Months Ended March 31,
	2023	2024	Reported	Underlying

Sales
Final Control	$1,854	$1,991	7%	8%
Measurement & Analytical	1,637	1,960	20%	22%
Discrete Automation	1,301	1,245	(4)%	(5)%
Safety & Productivity	671	687	2%	2%
Intelligent Devices	$5,463	$5,883	8%	8%

Control Systems & Software	1,229	1,362	11%	11%
Test & Measurement	—	749	—%	—%
AspenTech	473	535	13%	13%
Software and Control	$1,702	$2,646	56%	12%

Eliminations	(36)	(36)
Total	$7,129	$8,493	19%	9%

Sales Growth by Geography
Six Months Ended March 31,
Americas	6%
Europe	11%
Asia, Middle East & Africa	13%

Table 4 cont.

	Quarter Ended March 31,		Quarter Ended March 31,
	2023		2024
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$215	$246	$259	$274
Margins	21.6%	24.7%	24.7%	26.1%
Measurement & Analytical	229	234	274	287
Margins	25.8%	26.5%	27.0%	28.3%
Discrete Automation	133	147	116	131
Margins	19.5%	21.5%	18.4%	20.9%
Safety & Productivity	83	92	83	91
Margins	22.9%	25.2%	22.7%	24.7%
Intelligent Devices	$660	$719	$732	$783
Margins	22.6%	24.6%	23.9%	25.6%

Control Systems & Software	127	137	151	165
Margins	20.4%	22.1%	22.0%	24.0%
Test & Measurement	—	—	(79)	78
Margins	—%	—%	(21.7)%	21.4%
AspenTech	(54)	68	(8)	113
Margins	(23.4)%	29.5%	(3.1)%	40.6%
Software and Control	$73	$205	$64	$356
Margins	8.6%	24.1%	4.7%	26.7%

Corporate items and interest expense, net:
Stock compensation	(40)	(40)	(73)	(59)
Unallocated pension and postretirement costs	46	46	38	38
Corporate and other	(47)	(55)	(103)	(46)
Gain on subordinated interest	—	—	79	—
Loss on Copeland equity method investment	—	—	(59)	—
Interest expense, net	(53)	—	(57)	—
Interest income from related party[1]	—	—	31	—
Pretax Earnings / Adjusted EBITA	$639	$875	$652	$1,072
Margins	17.0%	23.3%	14.9%	24.5%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$924		$1,139
Margins		24.6%		26.0%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended March 31,		Quarter Ended March 31,
	2023		2024
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$22	$9	$22	$(7)
Measurement & Analytical	5	—	12	1
Discrete Automation	7	7	8	7
Safety & Productivity	7	2	7	1
Intelligent Devices	$41	$18	$49	$2

Control Systems & Software	5	5	11	3
Test & Measurement	—	—	141	16
AspenTech	122	—	121	—
Software and Control	$127	$5	$273	$19

Corporate	—	3	—	12	3
Total	$168	$26	$322	$33

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended March 31, 2023 and 2024, respectively.
[2] Restructuring and related costs includes $7 and $3 reported in cost of sales and selling, general and administrative expenses for the three months ended March 31, 2023 and 2024, respectively.
[3] Corporate restructuring of $12 for the three months ended March 31, 2024 includes $10 related to integration-related stock compensation expense attributable to NI.

	Quarter Ended March 31,
Depreciation and Amortization	2023	2024
Final Control	$45	$39
Measurement & Analytical	28	33
Discrete Automation	22	21
Safety & Productivity	15	15
Intelligent Devices	110	108

Control Systems & Software	24	28
Test & Measurement	—	153
AspenTech	123	124
Software and Control	147	305

Corporate	6	11
Total	$263	$424

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended March 31,
	2023	2024
Stock compensation (GAAP)	$(40)	$(73)
Integration-related stock compensation expense	—	14	1
Adjusted stock compensation (non-GAAP)	$(40)	$(59)

	Quarter Ended March 31,
	2023	2024
Corporate and other (GAAP)	$(47)	$(103)
Corporate restructuring and related costs	3	2
Acquisition / divestiture costs	10	16
National Instruments investment gain	(35)	—
Loss on divestiture of business	—	39
AspenTech Micromine purchase price hedge	14	—
Adjusted corporate and other (non-GAAP)	$(55)	$(46)

1 Integration-related stock compensation expense relates to NI and includes $10 reported as restructuring costs.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended March 31,
	2023	2024
Pretax earnings	$639	$652
Percent of sales	17.0%	14.9%
Interest expense, net	53	57
Interest income from related party[1]	—	(31)
Amortization of intangibles	168	322
Restructuring and related costs	26	33
Acquisition/divestiture fees and related costs	10	20
Loss on divestiture of business	—	39
Gain on subordinated interest	—	(79)
National Instruments investment gain	(35)	—
AspenTech Micromine purchase price hedge	14	—
Loss on Copeland equity method investment	—	59
Adjusted EBITA	$875	$1,072
Percent of sales	23.3%	24.5%

	Quarter Ended March 31,
	2023	2024
GAAP earnings from continuing operations per share	$0.92	$0.87
Amortization of intangibles	0.16	0.36
Restructuring and related costs	0.04	0.05
Acquisition/divestiture fees and related costs	0.01	0.03
Loss on divestiture of business	—	0.07
Gain on subordinated interest	—	(0.10)
National Instruments investment gain	(0.05)	—
AspenTech Micromine purchase price hedge	0.01	—
Loss on Copeland equity method investment	—	0.08
Adjusted earnings from continuing operations per share	$1.09	$1.36
Less: AspenTech contribution to adjusted earnings per share	(0.04)	(0.10)
Adjusted earnings per share excluding AspenTech contribution	$1.05	$1.26

[1] Represents interest on the Copeland note receivable

Table 6 cont.

Quarter Ended March 31, 2024
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$652		$149	$503	$2	$501	$0.87
Amortization of intangibles	322	[1]	72	250	41	209	0.36
Restructuring and related costs	33	[2]	5	28	—	28	0.05
Acquisition/divestiture fees and related costs	20		4	16	—	16	0.03
Loss on Copeland equity method investment	59		13	46	—	46	0.08
Loss on divestiture of business	39		(2)	41	—	41	0.07
Gain on subordinated interest	(79)		(19)	(60)	—	(60)	(0.10)
Adjusted (non-GAAP)	$1,046		$222	$824	$43	$781	$1.36
Interest expense, net	57
Interest income from related party[4]	(31)
Adjusted EBITA (non-GAAP)	$1,072

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $3 reported in cost of sales and and selling, general and administrative expenses.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.
[4] Represents interest on the Copeland note receivable.

Table 7
EMERSON AND SUBSIDIARIES
ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson's consolidated financial results. Emerson currently owns approximately 57 percent of the common shares outstanding of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 43 percent non-controlling interest in AspenTech is removed from Emerson's net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson's segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income and stock compensation.

Quarter Ended March 31, 2024
	Pretax Earnings		Income Taxes (Benefit)	Earnings from Cont. Ops.	Non-Controlling Interests[4]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$(7)	1	$(9)	$2
Other	—		(1)	1
Reported in Emerson consolidation (GAAP)	(7)		(10)	3	1	2	$—
Adjustments:
Amortization of intangibles	121	2	26	95	41	54	0.10
Adjusted (Non-GAAP)	$114		$16	$98	$42	$56	$0.10
Interest income	(14)	3
Stock compensation	13	3
Adjusted segment EBITA (non-GAAP)	$113

Reconciliation to Segment EBIT
Pre-tax earnings	$(7)
Interest income	(14)	3
Stock compensation	13	3
Segment EBIT (GAAP)	$(8)
Amortization of intangibles	121	2
Adjusted segment EBITA (non-GAAP)	$113

[1] Amount reflects AspenTech's pretax earnings for the three months ended March 31, 2024 as reported in its quarterly earnings release 8-K.
[2] Amortization of intangibles includes $49 reported in cost of sales.
[3] Reported in Emerson corporate line items.
[4] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Reconciliations of Non-GAAP Financial Measures & Other	Table 8

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

2024 Q2 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	6%	1%	—%	7%
Measurement & Analytical	14%	1%	1%	16%
Discrete Automation	(8)%	1%	—%	(7)%
Safety & Productivity	1%	—%	—%	1%
Intelligent Devices	5%	1%	—%	6%
Control Systems & Software	11%	1%	—%	12%
Test & Measurement	—%	—%	—%	—%
AspenTech	21%	—%	—%	21%
Software and Control	56%	1%	(43)%	14%
Emerson	17%	1%	(10)%	8%

Six Months Ended March 31, 2024 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	7%	—%	1%	8%
Measurement & Analytical	20%	—%	2%	22%
Discrete Automation	(4)%	(1)%	—%	(5)%
Safety & Productivity	2%	—%	—%	2%
Intelligent Devices	8%	—%	—%	8%
Control Systems & Software	11%	—%	—%	11%
Test & Measurement	—%	—%	—%	—%
AspenTech	13%	—%	—%	13%
Software and Control	56%	—%	(44)%	12%
Emerson	19%	—%	(10)%	9%

Underlying Growth Guidance	2024 Q3 Guidance	2024 Guidance
Reported (GAAP)	11% - 12.5%	15% - 16%
(Favorable) / Unfavorable FX	~ 1 pts	~ 0.5 pts
(Acquisitions) / Divestitures	~(9) pts	~ (10) pts
Underlying (non-GAAP)	3% - 4.5%	5.5% - 6.5%

2023 Q2 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$215	21.6%	$22	$9	$246	24.7%
Measurement & Analytical	229	25.8%	5	—	234	26.5%
Discrete Automation	133	19.5%	7	7	147	21.5%
Safety & Productivity	83	22.9%	7	2	92	25.2%
Intelligent Devices	$660	22.6%	$41	$18	$719	24.6%
Control Systems & Software	127	20.4%	5	5	137	22.1%
Test & Measurement	—	—%	—	—	—	—%
AspenTech	(54)	(23.4)%	122	—	68	29.5%
Software and Control	$73	8.6%	$127	$5	$205	24.1%

2024 Q2 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$259	24.7%	$22	$(7)	$274	26.1%
Measurement & Analytical	274	27.0%	12	1	287	28.3%
Discrete Automation	116	18.4%	8	7	131	20.9%
Safety & Productivity	83	22.7%	7	1	91	24.7%
Intelligent Devices	$732	23.9%	$49	$2	$783	25.6%
Control Systems & Software	151	22.0%	11	3	165	24.0%
Test & Measurement	(79)	(21.7)%	141	16	78	21.4%
AspenTech	(8)	(3.1)%	121	—	113	40.6%
Software and Control	$64	4.7%	$273	$19	$356	26.7%

Total Adjusted Segment EBITA	2023 Q2	2024 Q2
Pretax earnings (GAAP)	$639	$652
Margin	17.0%	14.9%
Corporate items and interest expense, net	94	144
Amortization of intangibles	168	322
Restructuring and related costs	23	21
Adjusted segment EBITA (non-GAAP)	$924	$1,139
Margin	24.6%	26.0%

Free Cash Flow	2023 Q2	2024 Q2	2024E ($ in billions)
Operating cash flow (GAAP)	$575	$757	~ $ 3.1
Capital expenditures	(62)	(82)	~(0.4)
Free cash flow (non-GAAP)	$513	$675	~ $2.7

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2024E figures are approximate, except where range is given.